                                                                EXHIBIT 10.16(C)

                     THIRD AMENDMENT TO THE LOAN AGREEMENT
                     -------------------------------------


     This THIRD AMENDMENT TO THE LOAN AGREEMENT ("Agreement") is made
                                                  ---------
effective as of, although not necessarily on, the 15th day of October, 1996, by and between GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("Bank") and
                                                                    ----
HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC.

("Borrower") and HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation
----------
("Guarantor").
-----------


                             W I T N E S S E T H :
                             - - - - - - - - - -


     WHEREAS, on June 1, 1996, Borrower and Bank entered into that certain Warehouse Loan Agreement (together with all amendments, modifications and restatements thereof, the "Loan Agreement") dated of even date therewith
                           --------------
providing for a $2,000,000.00 credit facility (together with all increases, collectively, the "Loan").
                   ----

     WHEREAS, in connection with the execution of the Loan Agreement,
Borrower executed that certain Promissory Note dated of even date (the "Note"),
                                                                        ----
that certain Security Agreement ("Security Agreement") was executed by Borrower
                                  ------------------
and Bank and a Financing Statement filed with the Secretary of State of Texas (the "Financing Statement");
      -------------------

     WHEREAS, effective as of July 9, 1996 Bank and Borrower entered into that one certain First Amendment to the Loan Agreement whereby the loan amount was increased $10,000,000.00 and certain other changes were made to the loan documents;

     WHEREAS, effective as of September 17, 1996 Bank and Borrower entered into that certain Second Amendment to Loan Agreement;

     WHEREAS, Bank, Borrower and Guarantor desire to amend the Loan Documents to reflect certain changes to the Loan Agreement. All terms not defined herein are used as defined in the Loan Agreement.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower hereby agree as follows:

     1.   Loan Agreement.  The following modifications are hereby made to the
          --------------
Loan Agreement effective as of the date hereof:

          (a) The first Whereas clause on page 1 of the Loan Agreement is hereby modified to replace the figure of "$10,000,000.00" with the figure of "$15,000,000.00".

          (b)  The definition of "Commitment" is hereby modified to read in its
                                 ----------
     entirety:

               ""Commitment" as to Bank shall mean the obligation of Bank to
                 ----------
          make Advances to Borrower pursuant to Section 2.01 hereof in an
                                                ------------
          aggregate amount not to exceed at any one time outstanding the amount of $15,000,000.00."

          (c)  The following new definition is added to Section 1.01 in
                                                        ------------
     alphabetical order:

               ""Guarantor" shall mean HOMECAPITAL Investment Corp., a Nevada
                 ---------
     corporation, the parent corporation of Borrower."

          (d)  The definition of "Material Adverse Effect" is hereby modified to
                                  -----------------------
     read as follows in its entirety:

               ""Material Adverse Effect" shall mean any event or set of
                 -----------------------
          circumstances that (i) would have a material adverse effect on the validity or enforceability of this Agreement, the Note or any Loan Document, (ii) is, or upon the passage of time or happening of an event will be, material and adverse to the financial condition or business operations of Borrower or Guarantor, or (iii) would materially impair the ability of Borrower or Guarantor to fulfill its obligations under this Agreement, the Note or any Loan Document to which it is a party."

          (e)  The definition of "Maximum Loan Amount" is hereby modified to
                                  -------------------
     read as follows in its entirety:

               ""Maximum Loan Amount" means, at any time, the sum of
                 -------------------
     $15,000,000.00."

          (f)  The definition of "Obligations" is revised to read as follows:
                                  -----------

               ""Obligations" shall mean all present and future indebtedness,
                 -----------
          obligations, and liabilities of Borrower or Guarantor to the Bank, and all renewals and extensions thereof, or any part thereof, arising pursuant to this Agreement or any other Loan Document or line of credit evidenced by the Working Capital Line of Credit and Security Agreement (Servicing Secured) by and between Borrower and Bank, and all interest accruing thereon, and reasonable attorneys' fees incurred in the drafting, negotiation, enforcement or collection thereof, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several."

          (g)  Section 7.11 is hereby modified as follows:
               ------------

               Section 7.11 Net Worth.  Borrower's Net Worth shall not be less
                            ---------
          than the sum of (a) $3,000,000.00, (b) 80% of Borrower's Net Income for all preceding calendar quarters beginning with the calendar quarter beginning on June 30, 1996, plus (c) 100% of all contributions to stockholders' equity of Borrower after the date hereof, less all fees and costs directly incurred in connection with such contribution.

          (h)  Section 7.13 is hereby modified as follows:
               ------------

               "Section 7.13 Adjusted Tangible Net Worth.  Borrower's Adjusted
               ---------------------------
          Tangible Net Worth shall not be less than the sum of (a) $3,000,000.00, (b) 80% of Borrower's Net Income for all preceding calendar quarters beginning in the calendar quarter beginning on June 30, 1996, plus (c) 100% of all contributions to stockholders' equity of Borrower after the date hereof, less all fees and costs directly incurred in connection with such contribution."

          (i)  Sections 8.01(b), (c), (d), (e), (f), (g), (h), (i), (j), (l),
               --------------------------------------------------------------
     (m), (n), (o), (x) and (y) are hereby modified to read as follows:
     --------------------------

               "(b) Default is made in the due observance or performance by Borrower or Guarantor of any of the other covenants or agreements of Borrower or Guarantor contained in this Agreement or in any Loan Document; provided, however, with respect to such defaults other those specified in Sections 8.01(a), 8.01(c) through 8.01(k), 8.01(p),
                     -----------------------------------------  -------
          8.01(q) and 8.01(s) through 8.01(y) (for which no notice and
          -------     -------         -------
          opportunity to cure shall be available unless such opportunity is specifically provided in such individual sections), Borrower shall have thirty (30) days after notice of default from Bank within which to cure such default;

               (c) Any statement, warranty or representation by or on behalf of Borrower or Guarantor contained in this Agreement or any Loan Document or any certificate furnished in connection with this Agreement, proves to have been incorrect or misleading as of the date made or deemed made and constitutes a Material Adverse Effect;

               (d) Borrower or Guarantor fails to make when due any payment on any other Indebtedness, including but not limited to the Existing Indebtedness as shown on Exhibit "G", which failure constitutes a
                                   -----------
          Material Adverse Effect;

               (e) Borrower or Guarantor shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors;

               (f) Borrower or Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of Borrower or Guarantor or of all or a substantial part of Borrower's assets or Guarantor's assets, (ii) file a voluntary petition in bankruptcy, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against Borrower or Guarantor in any bankruptcy, reorganization or insolvency proceeding, (vi) allow any of its assets to be attached or seized, or (vi) take corporate action for the purpose of effecting any of the foregoing;

               (g) An involuntary petition or complaint shall be filed against Borrower or Guarantor seeking bankruptcy or reorganization of Borrower or Guarantor or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Borrower or Guarantor, or all or substantially all of Borrower's assets or Guarantor's assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of borrower or appointing a receiver, custodian, trustee, intervenor or liquidator of Borrower or Guarantor, or of all or substantially all of Borrower's assets or Guarantor's assets;

               (h) Any default or event of default shall occur under any other Indebtedness of Borrower or Guarantor to the Bank including but not limited to the line of credit evidenced by the Working Capital Line of Credit and Security Agreement (Servicing Secured) by and between Borrower and Bank;

               (i) The failure of Borrower or Guarantor to pay any money judgment against Borrower or Guarantor;

               (j) The failure to have discharged any levy on, seizure, attachment, sequestration, or similar proceedings against any of Borrower's assets or Guarantor's assets;

               (l) A Reportable Event or Prohibited Transaction shall have occurred with respect to a Plan of Borrower or Guarantor which could have a Material Adverse Effect;

               (m) A notice of intent to terminate a Plan of Borrower or Guarantor under a "distress termination" as described in Section 4041(c) of ERISA shall be filed which could, in the opinion of the Bank, have a Material Adverse Effect;

               (n) The Plan administrator of Borrower or Guarantor shall receive a notice that the PBGC has instituted proceedings to terminate a Plan of Borrower or Guarantor or appoint a trustee to administer a Plan;

               (o) Borrower or Guarantor or any ERISA Affiliate of Borrower or Guarantor shall withdraw from a multiemployer Plan and the Bank shall determine that such withdrawal could have a Material Adverse Effect;

               (x) If any property of Borrower or Guarantor is seized or attached; and

               (y) If more than 35% of the stock (on an individual or cumulative basis) in Borrower is sold, transferred or conveyed to or by any party without the prior written consent of the Bank."

          (j)  Exhibit "C" to the Loan Agreement is hereby modified to read as
               ------------
     shown on Exhibit "A" attached hereto and incorporated herein by this
              -----------
     reference.

          (k)  Schedule H-1 is hereby modified to read as shown on Exhibit "B"
               ------------                                        -----------
     attached hereto and incorporated herein by this reference.

     2.   Note.  Borrower shall execute a new promissory note in the form shown
          ----
on Exhibit "A" and incorporated herein by this reference.
   -----------

     3.   Guaranty.  For and in consideration of the increase in the Loan Amount
          --------
and the changes stated therein to the Loan Documents, Guarantor shall execute a Guaranty in the form shown as Exhibit "C" and incorporated herein by this
                              -----------
reference.

     4.   Acknowledgement by Borrower.  Except as otherwise specified herein,
          ---------------------------
the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to the Bank pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower, as of the date hereof and no defaults exist under the Loan Documents; and (iv) Borrower has no set-offs, counterclaims, defenses or other causes of action against the Bank arising out of the Loan Documents, the modification and extension of the Loan, any documents mentioned herein or otherwise and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

     5.   Acknowledgement by Guarantor.  Except as otherwise specified herein,
          ----------------------------
the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Guarantor hereby acknowledges, agrees and represents that (i) Guarantor is indebted to the Bank pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Guarantor, as of the date hereof and no defaults exist under the Loan Documents; and (iv) Guarantor has no set-offs, counterclaims, defenses or other causes of action against the Bank arising out of the Loan Documents, the modification and extension of the Loan, any documents mentioned herein or otherwise and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Guarantor.

     6.   No Waiver of Remedies.  Nothing contained in this Agreement shall
          ---------------------
prejudice, act as, or be deemed to be a waiver of any right or remedy available to the Bank by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or the other Loan Documents.

     7.   Costs and Expenses.  Contemporaneously with the execution and delivery
          ------------------
hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees and reasonable fees and expenses of legal counsel to the Bank. The attorney's fees and expenses of the Bank's law firm, Jackson & Walker, L.L.P., shall be paid simultaneously with the execution of this Agreement.

     8.   Additional Documentation.  From time to time, Borrower shall execute
          ------------------------
or procure and deliver to Bank such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by the Bank so as to evidence or effect the terms and provisions hereof.

     9.   Effectiveness of the Loan Documents.  Except as expressly modified by
          -----------------------------------
the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Loan Documents, as modified hereby.

     10.  GOVERNING LAW.  THE BORROWER HEREBY AGREES THAT THE OBLIGATIONS
          -------------
CONTAINED HEREIN ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT (I) ANY ACTION ARISING OUT OF THIS TRANSACTION MAY BE FILED IN DALLAS COUNTY, TEXAS, (II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THE LOAN DOCUMENTS SHALL BE IN DALLAS COUNTY, TEXAS, (III) PERSONAL JURISDICTION SHALL BE IN DALLAS COUNTY, TEXAS, (IV) ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE COMMENCED AGAINST BORROWER IN DALLAS COUNTY, (V) SUCH ACTION MAY BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS, AT THE OPTION OF THE BANK AND (VI) THE BORROWER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF EACH BANK TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     11.  Time.  Time is of the essence in the performance of the covenants
          ----
contained herein and in the Loan Documents.

     12.  Binding Agreement.  This Agreement and the Loan Documents shall be
          -----------------
binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Collateral or any of Borrower's rights, titles or interest in and to the Collateral or any rights, titles or interests in and to Borrower, except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

     13.  Headings.  The section headings hereof are inserted for convenience of
          --------
reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

     14.  Construction.  Whenever the context hereof so required, reference to
          ------------
the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation.

     15.  Counterparts.  To facilitate execution, this Agreement may be executed
          ------------
in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgement of, or on behalf of, each party or that the signature and acknowledgement of all persons required to bind any party appear on each counterpart. All counterparts shall collectively constitute a single document containing the respective signatures and acknowledgement of, or on behalf of, each of the parties hereto. Any signature and acknowledgement page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgements thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgement pages.

     THIS AGREEMENT AND THE LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.


                              BANK:
                              ----

                              GUARANTY FEDERAL BANK, F.S.B.,
                              a federal savings bank



                              By:  ___________________________________
                                   W. James Meintjes,
                                   Assistant Vice President



                              BORROWER:
                              --------

                              HOMEOWNERS MORTGAGE & EQUITY, INC.,
                              a Delaware corporation d/b/a HOME, INC.


                              By: /s/ Tommy M. Parker
                                  ------------------------------------
                                  Tommy M. Parker,
                                  Executive Vice President

                              GUARANTOR:
                              ---------

                              HOMECAPITAL INVESTMENT CORPORATION,
                              a Nevada corporation


                              By: /s/ John W. Ballard
                                  ------------------------------------
                                  Name:  John W. Ballard
                                       -------------------------------
                                  Title: President
                                        ------------------------------


STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of October, 1996, by W. James Meintjes, Assistant Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said bank.

                                       ________________________________
                                       Notary Public - State of Texas

                                       ________________________________
My Commission expires:                 Printed Name of Notary
----------------------

STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the 15th day of October, 1996,
                                                    ----
by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. d/b/a Home, Inc., a Delaware corporation, on behalf of said corporation.

                                       /s/ Amy Andrews
                                       --------------------------------
                                       Notary Public - State of Texas

                                       AMY ANDREWS
                                       --------------------------------
My Commission expires:                 Printed Name of Notary
      02-14-98
----------------------

                             [STAMP APPEARS HERE]

STATE OF TEXAS      (S)
                    (S)
COUNTY OF TRAVIS    (S)


     This instrument was ACKNOWLEDGED before me the 15th day of October, 1996, by John W. Ballard, President of HOMECAPITAL INVESTMENT CORPORATION, a Nevada corporation, on behalf of said corporation.

                                       /s/ Amy Andrews
                                       --------------------------------
                                       Notary Public - State of Texas

                                       /s/ AMY ANDREWS
                                       --------------------------------
                                       Printed Name of Notary

My Commission expires:
    02-14-98

                             [STAMP APPEARS HERE]

                                                                     EXHIBIT "A"
                                                                     -----------

                           WAREHOUSE PROMISSORY NOTE
                           -------------------------


$15,000,000.00             Dallas, Texas                        October 15, 1996


     FOR VALUE RECEIVED, the undersigned, HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation (herein called "Borrower"), hereby
                                                         --------
promises to pay to the order of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank (herein called "Bank"), the principal sum of FIFTEEN MILLION AND NO/100
                     ----
DOLLARS ($15,000,000.00) or, if less, the aggregate unpaid principal amount of the Loan made under this Note by Bank to Borrower pursuant to the terms of the Loan Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America, for the account of Bank, at the offices of Guaranty Federal Bank, F.S.B. at 8333 Douglas Avenue, Dallas, Texas or at such other place within Dallas County, Texas or such other address as may be given to Borrower by the Bank.

     This Note (a) is executed and delivered pursuant to that certain Warehouse Loan Agreement dated as of June 1, 1996 between Borrower and the Bank (herein, as from time to time supplemented, amended or restated, called the "Loan
                                                                    ----
Agreement"), and is the Warehouse Promissory Note and the Note as defined
---------
therein, (b) is subject to the terms and provisions of the Loan Agreement, which contains provisions for payments and prepayments hereunder, acceleration of the maturity hereof upon the happening of certain stated events and the obligation of Bank to advance funds hereunder, and (c) is secured by and entitled to the benefits of certain Loan Documents (as identified and defined in the Loan Agreement). Payments on this Note shall be made and applied as provided herein and in the Loan Agreement. Interest shall be due and payable on each Interest Payment Date. Reference is hereby made to the Loan Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Loan Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement.

     Interest shall be due and payable on the tenth day of each month, beginning November 10, 1996, and on any other Interest Payment Date. Interest shall accrue on the outstanding principal balance of this Note at the rates specified in the Loan Agreement.

     The principal amount of this Note, together with all unpaid interest accrued hereon, shall be due and payable in full on January 31, 1997. All payments of principal of and interest upon this Note shall be made by Borrower to the Bank in federal or other immediately available funds. All payments made hereon shall be due and payable and applied in accordance with the Loan Agreement.

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Loan Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable law provides for a ceiling under Texas Revised Civil Statutes Annotated article 5069-1.04, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the Maximum Rate and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court of in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     Borrower reserves the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty, in accordance with the terms of the Loan Agreement.

     This Note is executed in modification (but not in extinguishment) of (a) that certain Warehouse Promissory Note dated June 1, 1996 in the principal amount of $2,000,000.00 executed by Borrower payable to the order of Bank and
(b) that certain Warehouse Promissory Note dated July 9, 1996 in the principal amount of $10,000,000.00 executed by Borrower payable to the order of Bank.

     THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED
     ---------------------------------------------------------------------------
BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY
--------------------------------------------------------------------------------
APPLICABLE FEDERAL LAW.
-----------------------

     THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A
                                       HOME, INC., a Delaware corporation


                                       By: ______________________________
                                           Tommy M. Parker,
                                           Executive Vice President

STATE OF TEXAS     (S)
                   (S)
COUNTY OF TRAVIS   (S)


     This instrument was ACKNOWLEDGED before me the ____ day of October, 1996, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                                       ________________________________
                                       Notary Public - State of Texas

                                       ________________________________
My Commission expires:                 Printed Name of Notary

_____________________

                                                                     EXHIBIT "B"
                                                                     -----------
                                 Schedule H-1
                                 ------------

Financial Covenants        Required                         Actual or
-------------------        --------                         ------ --
                                                              [IN COMPLIANCE]*
-----------------------------------------------------------------------------


1) No Merger [7.01]:                                          [YES] or [NO] *

2) Limitation on Indebtedness
     of Borrower [7.02]:                                      [YES] or [NO] *

3) Negative Pledge [7.05]:                                    [YES] or [NO] *

4) Loans, Advances and
     Investments of Borrower
     and Affiliates [7.06]:                                   [YES] or [NO] *

5) Operational Changes [7.09]:                                [YES] or [NO] *

6) Compliance with ERISA
     [7.10]:                                                  [YES] or [NO] *

7) Net Worth of Borrower           Not less than $3,000,000
     [7.11]:                       plus 7.11(b) & (c)              _______

8) Tangible Net Worth of           Not less than
     Borrower [7.12]:              HUD, FNMA, GNMA,
                                   FHLMC minimum                   _______

9) Adjusted Tangible Net
     Worth of Borrower             Not less than $3,000,000
     [7.13]:                       plus 7.13(b) & (c)              _______

10) Total Liabilities to
     Adjusted Tangible Net         Not more than
     Worth [7.14]:                 3.5 to 1.0                      _______

11) Management [7.15]:                                        [YES] or [NO] *

12) Interested Transactions [7.16]:                           [YES] or [NO] *

13) Transfer of Stock [7.17]:                                 [YES] or [NO] *

14) Liquidity [7.20]:              Not less than
                                   $500,000.00                     _______

                                       HOMEOWNERS MORTGAGE & EQUITY, INC.
                                       D/B/A HOME, INC., a Delaware corporation



                                       By: _______________________________
                                           __________________, ___________


______________________________
          [Date]


STATE OF TEXAS     (S)
                   (S)
COUNTY OF TRAVIS   (S)


     This instrument was ACKNOWLEDGED before me the ____ day of __________, 199__, by _________________, _________________ of HOMEOWNERS MORTGAGE & EQUITY,
INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                                       ________________________________
                                       Notary Public - State of Texas

                                       ________________________________
My Commission expires:                 Printed Name of Notary

_____________________

                                                                     EXHIBIT "C"
                                                                     -----------

                            UNCONDITIONAL GUARANTY
                            ----------------------


     WHEREAS, HOMEOWNERS MORTGAGE & EQUITY, INC., a Delaware corporation, d/b/a HOME, INC. (hereinafter called the "Borrower"), desire to borrow from GUARANTY
                                    --------
FEDERAL BANK, F.S.B. the "Bank"), the principal sum of FIFTEEN MILLION AND
                          ----
NO/100 DOLLARS ($15,000,000.00) (collectively, the "Loan"); and
                                                    ----

     WHEREAS, said borrowings are to be made by the Borrower pursuant to and under the terms of that Agreement dated June 1, 1996, between the Borrower and the Bank together with all amendments thereof (hereinafter called the "Loan
                                                                       ----
Agreement") and all promissory notes executed by Borrower in connection
---------
therewith; and

     WHEREAS, the Loan amount of $15,000,000.00 represents an increase in the amount of the Loan and Bank would not consent to such an increase without the execution by Guarantor of this Guaranty, Guarantor being the parent corporation of Borrower;

     WHEREAS, the undersigned desires the Bank to increase the Loan amount and to continue to make the aforesaid Loan, and the Bank requires, as a condition thereof, that a guaranty in the form hereof be executed and delivered by the undersigned;

     NOW, THEREFORE, in consideration of the premises and to induce the Bank to enter into the Loan Agreement and to make the Loan contemplated thereby and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, HOMECAPITAL INVESTMENT CORPORATION, a Delaware corporation (hereinafter called the "Guarantor"), hereby
                                              ---------
unconditionally guarantees to the Bank and to every subsequent holder or holders of any promissory note or notes evidencing the Loan (said promissory note or notes together with any note or notes renewing the same or any part thereof being hereinafter collectively called the "Note") that (i) the principal of and
                                           ----
interest on, and attorneys' fees provided in, the Note will be promptly paid when due in accordance with the provisions thereof or, in the case of extension of time of payment in whole or in part of the Note, all sums will be promptly paid when due in accordance with the terms of the extension; (ii) all covenants and agreements of the Borrower contained in the Note, the Loan Agreement and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, will be duly and promptly observed and performed; and (iii) all additional amounts owing or which hereafter become owing by the Borrower under the terms of the Note, the Loan Agreement and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, will be promptly paid when due. This Guaranty directly and substantially benefits Guarantor.

     The obligations of the Guarantor shall be performable without demand of the Bank and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Loan Agreement or the Note, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor; and the Guarantor hereby waives diligence, presentment, demand of payment, protest, all notices (whether of nonpayment, intention to accelerate, acceleration, dishonor, protest or otherwise) with respect to the Note, notice of acceptance of this Guaranty and of the incurring by the Borrower of any of the obligations hereinbefore mentioned, all demands whatsoever, and all rights to require the Bank, to (a) proceed against the Borrower, (b) proceed against or exhaust any collateral held by the Bank to secure the payment of the indebtedness guaranteed hereby, or (c) pursue any other remedy the Bank may now or hereafter have against the Borrower.

     The Guarantor hereby agrees that, at any time or from time to time, without notice to the Guarantor:

          (1) The time for payment of the principal of or interest on the Note evidencing the Loan may be extended or the Note may be renewed in whole or in part;

          (2) The time for the Borrower's performance of or compliance with any covenant or agreement contained in the Loan Agreement, the Note and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived;

          (3) The maturity of the Note may be accelerated as provided therein or in the Loan Agreement and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into;

          (4) The Loan Agreement, the Note and/or any other instrument evidencing, securing or governing the disbursement of the Loan, whether presently existing or hereinafter entered into, may be modified or amended by the Bank and the Borrower in any respect, including, but not limited to, an increase in the principal amount; and

          (5) Any security for the Loan may be modified, exchanged, surrendered or otherwise dealt with and/or additional security may be pledged or mortgaged for the Loan;

all without affecting the liability of the Guarantor.

     The Guarantor hereby acknowledges that the withdrawal from, or termination of, any ownership interest in Borrower shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

     If this Guaranty shall be placed in the hands of an attorney for collection or should it be collected by legal proceedings or through any probate or bankruptcy court, the Guarantor agrees to pay to the Bank's reasonable attorneys' or collection fees.

     The Bank may assign its rights hereunder in whole or in part; and upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Bank" shall include, in addition to the Bank, any lawful owner, holder or pledgee of any indebtedness guaranteed hereby.

     The Bank is relying and is entitled to rely upon each and all of the provisions of this Guaranty; and accordingly, if any provision or provisions of this instrument should be held to be invalid or ineffective, then all other provisions shall continue in full force and effect.

     The Guarantor acknowledges that the Loan represents money which will be advanced to the Borrower in a series of advances to be made from time to time pursuant to the Loan Agreement. To induce the Bank to make the advances thereunder, the Guarantor hereby agrees that in the event of the termination, liquidation or dissolution of the Borrower, this Guaranty shall continue in full force and effect.

     The Guarantor hereby represents and warrants to the Bank that the financial statements and information regarding the Guarantor heretofore delivered to the Bank are true and correct in all material respects, having been applied on a consistent basis throughout the period covered thereby, and fairly present the financial position of the Guarantor as of the dates thereof, and that no material adverse change has occurred in the financial condition of the Guarantor reflected therein since the date thereof.

     The Guarantor hereby represents and warrants to the Bank that:

     (a) Neither the execution and delivery of this Guaranty, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or with the terms and provisions thereof, will materially contravene or conflict with any provision of law, statute or regulation to which Guarantor is subject or any judgment, license, order or permit applicable to Guarantor, or any indenture, mortgage, deed of trust or other agreement or instrument to which Guarantor is a party or by which Guarantor may be bound, or to which Guarantor may be subject.

     (b) Guarantor is not in default (and no event exists which with notice or the passage of time could become a default) under any loan agreement, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its properties is bound including but not limited to the Loan Documents.

     (c) There are no actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of Guarantor, threatened against Guarantor.

     (d) All tax returns required to be filed by the Guarantor in any jurisdiction have been filed or extended and all taxes, assessments, fees and other governmental charges upon Guarantor or upon any of its properties, income or franchises have been paid prior to the time that such taxes could give rise to a lien thereon, unless protested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been established on the books of Guarantor. The Guarantor has no knowledge of any proposed tax assessment against Guarantor.

     (e) Guarantor shall permit any authorized officer, employee or agent of the Bank, to visit and inspect any of the business properties of the Guarantor, examine Guarantor's books of record and accounts, take copies and extracts therefrom, and inspect and discuss the procedures, finances and accounts of Guarantor with Guarantor's accountants and auditors, all at such reasonable times and as often as Bank may desire. Guarantor shall furnish such reports as Bank may reasonably request.

     Notwithstanding any provision in this Guaranty to the contrary, Guarantor hereby waives and releases (i) any and all rights of subrogation, reimbursement, indemnification or contribution which it may have, against others liable on all or any part of the Loan, (ii) any and all rights to be subrogated to the rights of the Bank in any collateral or security for all or any part of the Loan, and
(iii) any and all other rights and claims of such Guarantor against Borrower or any third party as a result of such Guarantor's payment of all or any part of the Loan.

     Capitalized terms not defined herein are used as defined in the Loan Agreement.

     The obligations of the Guarantor and any other guarantor of the Note evidencing the Loan shall be joint and several. The Guarantor agrees that the Bank, in its sole discretion, may (i) bring suit against the Guarantor and any other guarantor of the Note evidencing the Loan jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of the guarantors of the Note evidencing the Loan for such consideration as the Bank may deem proper, (iii) release one or more of the guarantors of the Note evidencing the Loan from liability thereunder, and (iv) otherwise deal with the Guarantor and any other guarantors of the Note, or any one or more of them, in any manner whatsoever; and that no such action shall impair the rights of the Bank to collect the indebtedness hereby guaranteed from the Guarantor. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of the Guarantor with respect to any other guarantor of the Note evidencing the Loan.

     Any indebtedness of the Borrower to the Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation the Guarantor may have as a result of any payment by the Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is hereby subordinated until payment in full of the indebtedness of the Borrower to the Bank under the Loan Documents and all other obligations hereunder. Until payment in full with interest of the indebtedness of the Borrower to the Bank (and including interest accruing on the Note after any petition under the Bankruptcy Reform Act of 1978, as amended (the

"Bankruptcy Code"), which post-petition interest the parties agree shall remain
 ---------------
a claim that is prior and superior to any claim of the Guarantor notwithstanding any contrary practice, custom or ruling in proceedings under the Bankruptcy Code generally), the Guarantor agrees not to accept any payment or satisfaction of any kind of any indebtedness of the Borrower to the Guarantor. Further, the Guarantor agrees that until such payment in full: (i) no Guarantor shall accept payment from any other Guarantor by way of contribution on account of any payment made hereunder by such party to the Bank; (ii) no one of them will take any action to exercise or enforce any rights to such contribution; and (iii) if any individual or entity comprising the Guarantor should receive any payment, satisfaction or security for any indebtedness of the Borrower to any individual or entity comprising the Guarantor or for any contribution by any other individual or entity comprising the Guarantor for payment made hereunder by the recipient to the Bank at any time the Borrower is in default under the Loan Documents, the same shall be delivered to the Bank in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for the indebtedness of the Borrower to the Bank. This provision shall not restrict or impair Guarantor's right to receive compensation from Borrower for his service to Borrower as an employee. Any lien or charge on the Collateral (as defined in the Loan Agreement), all rights therein and thereto, and on the profits, losses, income and distributions to be realized therefrom, which the Guarantor may have or obtain as security for any loans or advances to Borrower shall be, and such Lien or charge hereby is, waived. Guarantor waives any rights Guarantor has under, or any requirements imposed by Chapter 34 of the Texas Business & Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time. Guarantor waives any rights of subrogation it may have against the Borrower.

     In the event the Borrower is a corporation, joint stock association or partnership, or is hereafter incorporated, if the indebtedness at any time hereafter exceeds the amount permitted by law, or the Borrower is not liable because the act of creating the obligation is ultra vires, or the officers or persons creating same acted in excess of their authority, and for these reasons the indebtedness to the Bank which the Guarantor agrees to pay cannot be enforced against the corporation, joint stock association or partnership, such fact shall in no manner affect the Guarantor's liability hereunder; but the Guarantor shall be liable hereunder, notwithstanding any finding that said corporation, joint stock association or partnership is not liable for such indebtedness, and to same extend as the Guarantor would have been if the indebtedness of the Borrower had been enforceable against the Borrower.

     THIS GUARANTY AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES ARISING HEREUNDER SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA.

     THIS GUARANTY SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS. COURTS WITHIN THE STATE OF TEXAS SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN GUARANTOR AND BANK, WHETHER IN LAW OR EQUITY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT; AND VENUE IN ANY SUCH DISPUTE WHETHER IN FEDERAL OR STATE COURT SHALL BE LAID IN DALLAS COUNTY, TEXAS. GUARANTOR HEREBY CONSENTS TO PERSONAL JURISDICTION IN DALLAS COUNTY, TEXAS AND WAIVES ANY RIGHTS HE OR SHE MAY HAVE TO BE SUED ELSEWHERE.

     THIS GUARANTY AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned, effective as of, although not necessarily on, the 15th day of October, 1996.

Address of Guarantor:
--------------------
                                    HOMECAPITAL INVESTMENT CORPORATION,
6836 Austin Center, Blvd.           a Delaware corporation
Suite 280
Austin, Texas  78731
                                    By:
                                         Name:___________________________
                                         Title:__________________________



STATE OF TEXAS           (S)
                         (S)
COUNTY OF TRAVIS         (S)


     This instrument was ACKNOWLEDGED before me the ____ day of October, 1996, by ______________________, _______________________ of HOMECAPITAL INVESTMENT
CORPORATION, a Delaware corporation, on behalf of said corporation.


                                         ________________________________
                                         Notary Public - State of Texas

My Commission expires:                   ________________________________
_____________________                    Printed Name of Notary